                                                                    EXHIBIT 99.1

                       POWER OF ATTORNEY OF DIRECTOR OF
                     PROVIDENT NATIONAL ASSURANCE COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Provident National Assurance Company, a Tennessee corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, an Annual Report on Form N-3 for the year ended December 31, 1999, each hereby constitutes and appoints F. Dean Copeland or Susan N. Roth, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him or her and in his or her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-facts and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 27, 2000.



                                 /s/ J. Harold Chandler
                                 ------------------------
                                 J. Harold Chandler


                                 /s/ Thomas R. Watjen
                                 ------------------------
                                 Thomas R. Watjen


                                 /s/ F. Dean Copeland
                                 ------------------------
                                 F. Dean Copeland


                                 /s/ Elaine D. Rosen
                                 ------------------------
                                 Elaine D. Rosen


                                 /s/ James L. Moody, Jr.
                                 ------------------------
                                 James L. Moody, Jr.


                                 /s/ Burton E. Sorensen
                                 ------------------------
                                 Burton E. Sorensen